EXHIBIT 32.1


                  CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


    In connection with the Quarterly Report on Form 10-Q of Trans-Lux Corporation (the "Company") for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael R. Mulcahy, President and Co-Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify to the best of my knowledge that:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    This Certification accompanies this Form 10-Q and shall not be deemed as having been filed for purposes of Section 18 of the Securities Exchange Act of 1934.



                                        /s/ Michael R. Mulcahy
                                        ----------------------------------------
Date: August 14, 2003                   President and Co-Chief Executive Officer
                                        Michael R. Mulcahy





                                                                    EXHIBIT 32.2


                  CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


    In connection with the Quarterly Report on Form 10-Q of Trans-Lux Corporation (the "Company") for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas Brandt, Executive Vice President and Co-Chief Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify to the best of my knowledge that:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    This Certification accompanies this Form 10-Q and shall not be deemed as having been filed for purposes of Section 18 of the Securities Exchange Act of 1934.



                                                    /s/ Thomas Brandt
                                                    ----------------------------
Date: August 14, 2003                               Executive Vice President and
                                                    Co-Chief Executive Officer
                                                    Thomas Brandt





                                                                    EXHIBIT 32.3


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


    In connection with the Quarterly Report on Form 10-Q of Trans-Lux Corporation (the "Company") for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Angela D. Toppi, Executive Vice President and Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify to the best of my knowledge that:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

    This Certification accompanies this Form 10-Q and shall not be deemed as having been filed for purposes of Section 18 of the Securities Exchange Act of 1934.



                                                    /s/ Angela D. Toppi
                                                    ----------------------------
Date:  August 14, 2003                              Executive Vice President and
                                                    Chief Financial Officer
                                                    Angela D. Toppi